EXHIBIT 99.l

JOINT FILING AGREEMENT

The undersigned hereby agree that the statement on Schedule 13D with respect to the Common Stock of Infleqtion, Inc. dated as of February 18, 2026, is, and any amendments thereto signed by each of the undersigned shall be, filed on behalf of each of us pursuant to and in accordance with the provisions of Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended.

MCV MANAGEMENT CAPITAL, LLC

By:	Maverick Capital Ltd., its manager
By:	Maverick Capital Management, LLC, its manager
By:	Lee S. Ainslie III, Manager

By:	/s/ Trevor Wiessmann
Trevor Wiessmann
Under Power of Attorney dated March 15, 2018

MAVERICK CAPITAL MANAGEMENT, LLC

By:	Lee S. Ainslie III, Manager

By:	/s/ Trevor Wiessmann
Trevor Wiessmann
Under Power of Attorney dated March 15, 2018

MAVERICK VENTURES INVESTMENT FUND, LP

By:	Maverick Capital Ventures, LLC, its general partner
By:	Lee S. Ainslie III, Managing Partner

By:	/s/ Trevor Wiessmann
Trevor Wiessmann
Under Power of Attorney dated March 15, 2018

MAVERICK ADVISORS FUND, L.P.

By:	Maverick Capital Ventures, LLC, its general partner
By:	Lee S. Ainslie III, Managing Partner

By:	/s/ Trevor Wiessmann
Trevor Wiessmann
Under Power of Attorney dated March 15, 2018

MAVERICK CAPITAL VENTURES, LLC

By:	Lee S. Ainslie III, Managing Partner

By:	/s/ Trevor Wiessmann
Trevor Wiessmann
Under Power of Attorney dated March 15, 2018

MAVERICK FUND USA, LTD.

By:	Maverick Capital Ltd., its manager
By:	Maverick Capital Management, LLC, its manager
By:	Lee S. Ainslie III, Manager

By:	/s/ Trevor Wiessmann
Trevor Wiessmann
Under Power of Attorney dated March 15, 2018

MAVERICK DESIGNATED INVESTMENTS FUND, L.P.

By:	Maverick Capital Ltd., its manager
By:	Maverick Capital Management, LLC, its manager
By:	Lee S. Ainslie III, Manager

By:	/s/ Trevor Wiessmann
Trevor Wiessmann
Under Power of Attorney dated March 15, 2018

MAVERICK LONG FUND, LTD.

By:	Maverick Capital Ltd., its manager
By:	Maverick Capital Management, LLC, its manager
By:	Lee S. Ainslie III, Manager

By:	/s/ Trevor Wiessmann
Trevor Wiessmann
Under Power of Attorney dated March 15, 2018

MAVERICK LONG ENHANCED FUND, LTD.

By:	Maverick Capital Ltd., its manager
By:	Maverick Capital Management, LLC, its manager
By:	Lee S. Ainslie III, Manager

By:	/s/ Trevor Wiessmann
Trevor Wiessmann
Under Power of Attorney dated March 15, 2018

MAVERICK FUND II, LTD.

By:	Maverick Capital Ltd., its manager
By:	Maverick Capital Management, LLC, its manager
By:	Lee S. Ainslie III, Manager

By:	/s/ Trevor Wiessmann
Trevor Wiessmann
Under Power of Attorney dated March 15, 2018

MAVERICK SILICON, L.P.

By:	Maverick Capital Management, LLC, its general partner
By:	Lee S. Ainslie III, Manager

By:	/s/ Trevor Wiessmann
Trevor Wiessmann
Under Power of Attorney dated March 15, 2018

MAVERICK SILICON FUND, L.P.

By:	Maverick Silicon Fund GP, LLC, its general partner
By:	Maverick Capital Management, LLC, its manager
By:	Lee S. Ainslie III, Manager

By:	/s/ Trevor Wiessmann
Trevor Wiessmann
Under Power of Attorney dated March 15, 2018

MAVERICK CAPITAL, LTD.

By:	Maverick Capital Management, LLC, its manager
By:	Lee S. Ainslie III, Manager

By:	/s/ Trevor Wiessmann
Trevor Wiessmann
Under Power of Attorney dated March 15, 2018

LEE S. AINSLIE III

By:	/s/ Trevor Wiessmann
Trevor Wiessmann
Under Power of Attorney dated March 15, 2018

DAVID B. SINGER

By:	/s/ Trevor Wiessmann
Trevor Wiessmann
Under Power of Attorney dated January 28, 2026